Exhibit 10.1

June  7,  2006


Mr.  Sean  Wayton,  CEO           Sent  via  fax,  email  and overnight  express
Wayton  Marine  International,  Inc.
1220  Merlot  Dr.
South  Lake,  TX  76092


RE:  TERMINATION  OFDISTRIBUTOR  REPRESENTATIVEAGREEMENTS
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Dear  Mr.  Wayton;

     We hereby provide notice of termination of the three (3) following agreements; (i) May 1, 2005 Distributor Representative Agreement for Challenger Offshore Z-Series Boats between Wayton Marine International, Inc. and Marine Holdings, Inc., (a wholly-owned subsidiary of Xtreme Companies, Inc.), (ii) May 1, 2005 Distributor Representative Agreement for Challenger Offshore Performance Boats between Wayton Marine International, Inc. and Marine Holdings, Inc. and
(iii) May 1, 2005 Distributor Representative Agreement for Challenger Offshore SX & Sportfish Series Boats between Wayton Marine International, Inc. and Marine Holdings, Inc. (collectively the "Agreements"). As you know, Section 15(a) of each of the Agreements states, "This Agreement may be terminated at any time by either party giving thirty (30) days written notice to the other party".
Accordingly,  termination  will  be  effective  on  July  6,  2006.


Kindest  Regards,



Laurie  Phillips
President  &  CEO
Xtreme  Companies,  Inc.